UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RELATIVITY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RELATIVITY ACQUISITION CORP.
c/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, NV 89169

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF RELATIVITY ACQUISITION CORP.:

You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Relativity Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at 1:00 p.m., Eastern time on December 22, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. You will be permitted to attend the Annual Meeting in person if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Anthony Ain, 1345 Avenue of the Americas, New York, New York, 10105. You will not be required to attend the Annual Meeting in person in order to vote.

Even if you are planning on attending the Annual Meeting, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated December 7, 2023, and is first being mailed to stockholders of the Company on or about that date. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals (collectively, the “Proposals”):

1)      a proposal to re-elect Emily Paxhia and Frances Knuettel II as the Class I directors of the board of directors (the “Board”) until the annual meeting of the stockholders of the Company to be held in 2025 or until a successor is appointed and qualified (the “Director Election Proposal”);and

2)      a proposal to ratify the selection by the audit committee of the Board of WithumSmith+Brown, PC, to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon.

The Board has fixed the close of business on December 7, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the shares of the Company’s common stock, par value $0.0001 per share, on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” THE nominees set forth in the Director Election Proposal AND THE AUDITOR RATIFICATION PROPOSAL.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Annual Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions to the management of the Company at the Annual Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

December 7, 2023	By Order of the Board of Directors
/s/ Tarek Tabsh
Tarek Tabsh
Chairman of the Board and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online or at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes will be considered present for purposes of establishing a quorum. Broker non-votes will count as votes cast on the Auditor Ratification Proposal, but not on the Director Election Proposal; abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 22, 2023: The notice of the Annual Meeting and the Proxy Statement are available at https://www.cstproxy.com/relativityacquisition/2023.

RELATIVITY ACQUISITION CORP.
c/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, NV 89169

NOTICE AND PROXY STATEMENT
OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

The 2023 annual meeting of stockholders (the “Annual Meeting”) of Relativity Acquisition Corp. (“we”, “us”, “our” or the “Company”) will be held at 1:00 p.m., Eastern time on December 22, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. You will be permitted to attend the Annual Meeting in person if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Anthony Ain, 1345 Avenue of the Americas, New York, New York, 10105. You will not be required to attend the Annual Meeting in person in order to vote. Stockholders will have the opportunity to present questions to the management of the Company (“Management”) at the Annual Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”).

The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals (collectively, the “Proposals”):

1)      a proposal to re-elect Emily Paxhia and Frances Knuettel II (together, the “Director Nominees”) as the Class I directors of the board of directors (the “Board”) until the annual meeting of the stockholders of the Company to be held in 2025 or until a successor is appointed and qualified (the “Director Election Proposal”); and

2)      a proposal to ratify the selection by the audit committee of the Board (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”), to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

Our sponsor, Relativity Acquisition Sponsor LLC (the “Sponsor”), is the beneficial owner of (i) 2,500,380 shares of the Company’s Class A Common stock, par value $0.0001 per share (the “Class A Common Stock”), converted from shares of the Company’s Class B Common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), on a one-for-one basis, on February 27, 2023 in the Founder Share Conversion (as defined in the section of the Proxy Statement entitled “Certain Relationships and Related Party Transactions”), (ii) one share of Class B Common Stock, and (iii) 653,750 units (the “Private Placement Units”), which were purchased by the Sponsor in the Private Placement (as defined in the section of the Proxy Statement entitled “Background”) that occurred simultaneously with the completion of the Company’s initial public offering that was consummated on February 15, 2022 (the “IPO”).

The Board has fixed the close of business on December 7, 2023 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date, there were 4,400,794 shares of Class A Common Stock and one share of Class B Common Stock issued and outstanding. The Company’s warrants (as defined in the section of Proxy Statement entitled “Background”) do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Annual Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, the Board and Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners (as defined in the section of the Proxy Statement entitled “Questions & Answers about the Annual Meeting”). While the payment of these expenses will reduce the cash available to us to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

The Proxy Statement is dated December 7, 2023, and is first being mailed to stockholders of the Company on or about that date.

December 7, 2023	By Order of the Board of Directors
/s/ Tarek Tabsh
Tarek Tabsh
Chairman of the Board and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting to be held at 1:00 p.m., Eastern time on December 22, 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Annual Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about December 7, 2023.

We are a blank check company formed in Delaware on April 13, 2021, for the purpose of effecting a Business Combination. On February 15, 2022, we consummated our IPO and the Private Placement, as well as the full exercise of an over-allotment option by the underwriter of the IPO, after which, an amount of approximately $146.6 million in proceeds was placed in the U.S.-based trust account (the “Trust Account”) at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer and Trust Company (“Continental”), acting as trustee. Like most blank check companies, our amended and restated certificate of incorporation (as amended and currently in effect, the “Charter”) provides for the return of the funds held in the Trust Account to the holders of shares of Class A Common Stock sold as part of the units sold in our IPO (the “Units”), whether they were purchased in our IPO or thereafter in the open market (the “Public Shares”), if there is no Business Combination consummated within the Combination Period (as defined in the section entitled “Background”).

Why does the Company need to hold an annual meeting?

The Annual Meeting is being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2021. At the Annual Meeting, you will have the opportunity to present questions to Management.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022, so that at the Annual Meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

The Proposals

What is being voted on?

You are being asked to vote on the following Proposals:

•        Director Election Proposal.    A proposal to re-elect Emily Paxhia and Frances Knuettel II as the Class I directors of the Board until the annual meeting of the stockholders of the Company to be held in 2025 or until a successor is appointed and qualified; and

•        Auditor Ratification Proposal.    A proposal to ratify the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023.

Why should I vote “FOR” the nominees set forth in the Director Election Proposal?

Emily Paxhia and Frances Knuettel II have served on the Board since our IPO in February 2022. The Board believes that the stability and continuity in the Board is important as we work towards completion of a Business Combination, such as the SVES Business Combination (as defined in the section entitled “Background”).

The Board recommends that you vote in favor of the nominees set forth in the Director Election Proposal.

Why should I vote “FOR” the Auditor Ratification Proposal?

Withum has served as the Company’s independent registered public accounting firm since 2021. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we work towards completion of a Business Combination, such as the SVES Business Combination.

The Board recommends that you vote in favor of the Auditor Ratification Proposal.

What vote is required to adopt the Proposals?

•        Director Election Proposal.    The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

•        Auditor Ratification Proposal.    Approval of the Proposal to ratify the selection of Withum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Director Nominees to be elected, you must withhold or vote against the nominees. Abstentions and broker non-votes (as defined in the subsection below entitled “Will my shares be voted if I do not provide my proxy?”) will have no effect on the Director Election Proposal.

If you do not want the Auditor Ratification Proposal to be approved, you must vote against such Proposal. Abstentions will have no effect on the Auditor Ratification Proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. Currently, the Sponsor, Board and Management own 3,154,131 shares of the Common Stock, approximately 71.7%, which includes (i) 2,500,380 shares of Class A Common Stock, converted from Class B Common Stock on a one-for-one basis, on February 27, 2023 in the Founder Share Conversion, (ii) one share of Class B Common Stock and (iii) 653,750 shares of Class A Common Stock that are part of the Private Placement Units.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that the Proposals are in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” the nominees set forth in the Director Election Proposal and “FOR” the Auditor Ratification Proposal.

What interests do the Sponsor, directors and officers have in the approval of the Proposals?

None of the Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests, except Emily Paxhia and Frances Knuettel II are nominated for re-election as the Class I directors of the Board.

See the sections entitled “Certain Relationships and Related Party Transactions” and “Beneficial Ownership of Securities” for more information about the other interests in the Company of the Sponsor and the Company’s directors and officers.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the Delaware General Corporation Law (the “DGCL”).

Information about the Annual Meeting

Can I attend the Annual Meeting?

Yes. The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York, 10105, at 1:00 p.m. Eastern Time, on December 22, 2023. You will be permitted to attend the Annual Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Anthony Ain, 1345 Avenue of the Americas, New York, New York, 10105. You will not be required to attend the Annual Meeting in person in order to vote. You will be able to vote your shares online by visiting https://www.cstproxy.com/relativityacquisition/2023.

How are votes counted?

•        Director Election Proposal.    The Director Nominees must receive the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. Any shares not voted “FOR” any Director Nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy, online or at the Annual Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal.

•        Auditor Ratification Proposal.    The ratification of the appointment of Withum requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have no effect on this Proposal. However, unless you provide instructions on how to vote, your brokerage firm will have the authority to vote your shares on the Auditor Ratification Proposal. See the subsection below entitled “Will my shares be voted if I do not provide my proxy?” for more information about broker non-votes.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•        Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

If my shares are held in street name, will my broker automatically vote them for me?

Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Director Election Proposal presented to the stockholders will be considered non- discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with the directions you provide. If your shares are held in street name (i.e., by your broker as your nominee), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares of Common Stock may be voted by your brokerage firm on the Auditor Ratification Proposal, unless you provide instructions on how to vote.

How many votes must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding shares of Common Stock on the Record Date that are (i) entitled to vote at the Annual Meeting and (ii) present in person (including stockholders who vote online) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), or if you vote online or at the Annual Meeting.

Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 2,200,398 shares of the Common Stock would be required to achieve a quorum.

Who can vote at the Annual Meeting?

Only holders of record of the Common Stock at the close of business on the Record Date, December 7, 2023, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this Record Date, 4,400,795 shares of the Common Stock were outstanding and entitled to vote.

What is the proxy card?

The proxy card enables you to appoint each of Tarek Tabsh, our Chief Executive Officer, and Steven Berg, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Tabsh or Mr. Berg to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change.

Will my shares be voted if I do not provide my proxy?

If you are a stockholder of record, and hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares of Common Stock may be voted by your brokerage firm on the Auditor Ratification Proposal, unless you provide instructions on how to vote.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Director Election Proposal is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this Proposal for beneficial owners who have not returned proxies to the brokers (“broker non-votes”).

How can I vote if I am a stockholder of record?

•        At the Annual Meeting.    If you are a stockholder of record, you may vote at the Annual Meeting.

•        Online.    You may also vote by submitting a proxy for the Annual Meeting. You may submit your proxy online at https://www.cstproxy.com/relativityacquisition/2023, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on December 21, 2023 (have your proxy card in hand when you visit the website).

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        At the Annual Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By Telephone or Online.    You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

•        By Mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

You are also invited to attend the Annual Meeting. For more information, see the subsection above entitled “Can I attend the Annual Meeting?”.

How do I change or revoke my vote after I have voted?

If you are a stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) e-mailing a later-dated, signed proxy card to our Chief Executive Officer at info@relativityacquisitions.com, so that it is received by our Chief Executive Officer prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting. You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Annual Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting during the Annual Meeting.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of Common Stock will be voted “FOR” the Auditor Ratification Proposal and the nominees set forth in the Director Election Proposal.

How many votes do I have?

Each share of the Common Stock is entitled to one vote on each matter that comes before the Annual Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of the Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Common Stock.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact us at:

Relativity Acquisition Corp.
c/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, Nevada 89169
Email: info@relativityacquisitions.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, a Business Combination, including the SVES Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to enter into agreements for a Business Combination, including the SVES Business Combination;

•        our ability to complete a Business Combination, including the SVES Business Combination;

•        the anticipated benefits of a Business Combination, including the SCES Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following a Business Combination, including the SVES Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC, as well as the SVES Registration Statement (as defined in the section entitled “Background”), once publicly filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) final prospectus for the IPO, as filed with the SEC on February 14, 2022 (File No. 333-262156) (the “IPO Prospectus”), (ii) Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2022, as filed with the SEC on March 31, 2022 and March 31, 2023, respectively, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023 and September 30, 2023, as filed with the SEC on May 16, 2022, August 15, 2022, November 14, 2022, May 15, 2023 and November 20, 2023, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the events noted therein occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

For risks relating to SVES and the SVES Business Combination, please see the section entitled “Risk Factors” contained in the SVES Registration Statement, once publicly filed with the SEC.

The Sponsor and officers own a substantial number of shares of the Common Stock and can approve the Proposals without the vote of other stockholders.

The Sponsor and officers, following redemptions by the holders of our Public Shares (the “Public Stockholders”) in connection with the 2022 Special Meeting (as defined in the section entitled “Background”), own approximately 71.7% of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting and plan to vote all of the shares of the Common Stock owned by them in favor of the Proposals. Assuming that a quorum is achieved at the Annual Meeting and the Sponsor and officers vote all of the shares of the Common Stock owned by them at the Annual Meeting, the Proposals can be approved at the Annual Meeting even if some or all of our other Public Stockholders do not approve the Proposals.

Market conditions, economic uncertainty or downturns could adversely affect our business, financial condition, operating results and our ability to consummate a Business Combination.

In recent years, the United States and other markets have experienced cyclical or episodic downturns, and worldwide economic conditions remain uncertain, including as a result of the COVID-19 pandemic, supply chain disruptions, the Ukraine-Russia conflict, conflict in the Middle East, instability in the U.S. and global banking systems, rising fuel prices, increasing interest rates or foreign exchange rates and high inflation and the possibility of a recession. A significant downturn in economic conditions could make it more difficult for us to consummate a Business Combination.

We cannot predict the timing, strength, or duration of any future economic slowdown or any subsequent recovery generally, or in any industry. If the conditions in the general economy and the markets in which we operate worsen from present levels, our business, financial condition, operating results and our ability to consummate a Business Combination could be adversely affected.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on November 6, 2020, for the purpose of effecting a Business Combination.

On February 15, 2022, we consummated our IPO of 14,375,000 Units, including 1,875,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments, at a purchase price of $10.00 per Unit. Each Unit consists of one Public Share and one redeemable warrant (a “Public Warrant”), with each Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per whole share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $143,750,000. Simultaneously with the closing of the IPO, we completed the private sale of an aggregate of 653,750 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds of $6,537,500 (the “Private Placement”). Each Private Placement Unit consists of one share of Class A Common Stock (a “Private Placement Share”) and one warrant (a “Private Placement Warrant” and together with the “Public Warrants”, the “warrants”).

Our Trust Account

As of the Record Date, approximately $1.74 million was being held in our Trust Account. Initially, these funds were invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to instruct Continental to liquidate the investments held in the Trust Account on or before February 15, 2024 and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. Following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would receive pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

SVES Business Combination

On February 13, 2023, the Company entered into the Business Combination Agreement (as amended by the First BCA Amendment, the Second MBA Amendment and the Third BCA Amendment, the “SVES Business Combination Agreement”) by and among (i) the Company (ii) Relativity Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Relativity (“Pubco”), (iii) Relativity Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (the “Merger Sub”), (iv) SVES GO, LLC, a Florida limited liability company, SVES LLC, a Florida limited liability company, SVES CP LLC, a Florida limited liability company and SVES Apparel LLC, a Florida limited liability company (collectively, the “Operating Companies” or “SVES”), (v) SVGO LLC, ESGO LLC, SV Apparel LLC, and ES Business Consulting LLC (each a “Seller”), (vi) Timothy J. Fullum and Salomon Murciano, (vii) the Sponsor (the “Purchaser Representative”) and (viii) Timothy J. Fullum (the “Seller Representative”). SVES is a key intermediary connecting full-price fashion brands with off-price retailers that are able to sell inventory that would otherwise be sold or disposed of by full-price brands at a significant loss.

At the closing of the transactions contemplated by the SVES Business Combination Agreement (the “Closing” and such transactions, the “SVES Business Combination”), in accordance with the DGCL, (a) the Merger Sub will merge with and into the Company, with the Company surviving the SVES Business Combination as a wholly-owned subsidiary of Pubco, and (b) each Seller will contribute all of its ownership interest in each Operating Company to Pubco in exchange for aggregate consideration in the amount of $632,000,000, to be paid in the common stock of Pubco valued at $10.00 per share of common stock. At the Closing, each Public Warrant will be converted into one Pubco public warrant and each Private Placement Warrant will be converted into one Pubco private warrant, in each case with such Pubco warrant having substantially the same terms and conditions as set forth in the respective Company warrants, except that in each case they will represent the right to acquire shares of Pubco common stock in lieu of shares of Class A Common Stock.

On March 20, 2023, the Company, the Purchaser Representative and the Seller Representative entered into the First Amendment to the Business Combination Agreement (the “First BCA Amendment”), pursuant to which the parties amended the Business Combination Agreement in order to extend the period of time in which the Company may conduct additional due diligence on SVES (the “Due Diligence Period”) from 5:00 p.m. on March 15, 2023, to 5:00 p.m. on April 7, 2023.

On April 19, 2023, the Company, the Purchaser Representative and the Seller Representative entered into the Second Amendment to the SVES Business Combination Agreement (the “Second BCA Amendment”) pursuant to which the parties amended the SVES Business Combination Agreement in order (i) to extend the date by which the Seller Representative is required to deliver Audited Company Financials (as defined in the SVES Business Combination Agreement) to the Company from April 7, 2023 to May 1, 2023, (ii) to extend the Due Diligence Period from 5:00 p.m. on April 7, 2023 to 5:00 p.m. on May 1, 2023 and (iii) in connection with the SVES Business Combination Agreement, to permit the Company, subject to receiving any required consent from the holders of Public Warrants, to convert the Public Warrants into Class A Common Stock in a manner and amount to be specified in the SVES Proxy Statement (as defined below) and approved by the Seller Representative, which Class A Common Stock would be converted automatically into the right to receive one share of Pubco common stock at the Closing.

On August 11, 2023, the Company, the Purchaser Representative and the Seller Representative entered into the Third Amendment to the SVES Business Combination Agreement (the “Third BCA Amendment”), pursuant to which the parties amended the SVES Business Combination Agreement in order to, among other things, (i) extend the Due Diligence Period and the date of the required delivery of disclosure schedules to August 31, 2023, (ii) provide for a proposal in the SVES Proxy Statement to approve an amendment to the Charter to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Public Shares in connection with the SVES Business Combination, and to further amend the closing conditions in the SVES Business Combination Agreement, such that the Company would not be required to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in the event such proposal is approved, and (iii) extend the Outside Date (as defined in the SVES Business Combination Agreement) to February 15, 2024.

A confidential draft of the Registration Statement on Form S-4 (the “SVES Registration Statement”) with respect to the SVES Business Combination was submitted to the SEC, for receipt by the SEC on August 14, 2023. The Registration Statement contains a proxy statement/prospectus (the “SVES Proxy Statement”) for the purpose of the Company soliciting proxies from our stockholder to approve the SVES Business Combination Agreement and related matters at a special meeting of stockholder, and providing the Public Stockholders an opportunity to redeem their Public Shares.

The above summary of the SVES Business Combination Agreement is qualified in its entirety by reference to the text of the SVES Business Combination Agreement and the agreements entered into or to be entered into in connection therewith and are further described in the Company’s Current Reports on Form 8-K filed with the SEC on December 15, 2022, May 16, 2023 and July 27, 2023, respectively. The SVES Business Combination Agreement also contains customary representations and warranties, covenants, closing conditions and other terms relating to the SVES Business Combination. Other than as specifically discussed, this Proxy Statement does not assume the closing of the SVES Business Combination.

Our Combination Period

The Company has 24 months from the closing of the IPO (until February 15, 2024), or such earlier date as determined by the Board, to consummate a Business Combination (the “Combination Period”). The Company initially had up to 12 months from the closing of the IPO (until February 15, 2023) to complete a Business Combination, except that the Sponsor had two 3-month extensions available to it for a total of up to 18 months from the closing of the IPO (until August 15, 2023) to complete the initial Business Combination. On December 21, 2022, the Company held a special meeting of stockholders (the “2022 Special Meeting”), at which the stockholders approved an amendment to the Charter to extend the date by which the Company must consummate its initial Business Combination from February 15, 2023 to August 15, 2023, for which the Sponsor was required to pay $10,000 in the Trust Account. As a result of the 2022 Special Meeting, the Sponsor was also permitted to extend the period of time to consummate a Business Combination for up to two times without stockholder approval, each for an additional three months (for a total of up to 24 months to complete a Business Combination (each such three-month period, a “Funded Extension Period”)), so long as the Company deposited an aggregate amount of $1,000 from its working capital into the Trust

Account no later than the 18-month and 21-month anniversary of its IPO for each such extension that the Company determined to implement. The Public Stockholders were not entitled to vote or redeem their shares in connection with any Funded Extension Periods. On August 7, 2023,the Company announced that it had extended the date by which it has to consummate a Business Combination from August 15, 2023 to November 15, 2023, the first of the two Funded Extension Periods. On November 9, 2023, the Company announced that it had extended the date by which it has to consummate a Business Combination from November 15, 2023 to February 15, 2024, the second of the two Funded Extension Periods. In accordance with the Sponsor’s request and with the Charter, an aggregate amount of $1,000 from Relativity’s working capital was deposited into the Trust Account on August 3, 2023 and November 9, 2023, respectively in connection with the Funded Extension Periods.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (x) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (y) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

THE ANNUAL MEETING

Overview

Date, Time and Place

The Annual Meeting will be held at 1:00 p.m., Eastern time on December 22, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You will not be required to attend the Annual Meeting in person in order to vote. You will be able to vote your shares online at https://www.cstproxy.com/relativityacquisition/2023. Only stockholders who own shares of the Common Stock as of the close of business on the Record Date will be entitled to attend the Annual Meeting.

To attend the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of the Common Stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, you may attend and vote at the Annual Meeting if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Anthony Ain, 1345 Avenue of the Americas, New York, New York, 10105.

•        Beneficial Holders.    If your shares are held in street name, you are also invited to attend the Annual Meeting if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Anthony Ain, 1345 Avenue of the Americas, New York, New York, 10105. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding shares of Common Stock on the Record Date that are (i) entitled to vote at the Annual Meeting and (ii) present in person (including stockholders who vote online) or represented by proxy, constitute a “quorum”. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), or if you vote online or at the Annual Meeting.

Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 2,200,398 shares of the Common Stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned shares of the Common Stock at the close of business on the Record Date for the Annual Meeting. You will have one vote per Proposal for each share of the Common Stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Director Election Proposal

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Any shares not voted “FOR” any Director Nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy, online or at the Annual Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a Director Nominee elected, you must vote “AGAINST” the Director Nominee.

Auditor Ratification Proposal

Approval of the Proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have no effect on this Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal.

At the close of business on the Record Date of the Annual Meeting, there were 4,400,794 shares of Class A Common Stock and one share of Class B Common Stock issued and outstanding, each share of which entitles its holder to cast one vote at the Annual Meeting.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online or at the Annual Meeting if you are a holder of record of the Common Stock as of the Record Date.

Recommendation of the Board

After careful consideration, the Board determined unanimously that the Proposals are fair to and in the best interests of the Company and our stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Auditor Ratification Proposal and the nominees set forth in the Director Election Proposal.

PROPOSAL ONE — THE DIRECTOR ELECTION PROPOSAL

The Board is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. The term of office of the Class I directors, Francis Knuettel II and Emily Paxhia, will expire at the Annual Meeting. The term of office of the Class II directors, Tarek Tabsh and John Anthony Quelch, will expire at the annual meeting of stockholders to be held in 2024.

At the Annual Meeting, two Class I directors will be elected to the Board to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Francis Knuettel II and Emily Paxhia for election as the Class I directors. The biographies of Francis Knuettel II and Emily Paxhia are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing Director Nominees requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any Director Nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

The Board unanimously recommends that our stockholders vote “FOR” the election of the Director Nominees.

PROPOSAL TWO — THE AUDITOR RATIFICATION PROPOSAL

We are asking the stockholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Withum has audited our financial statements for the fiscal year ended December 31, 2022 and the period from April 13, 2021 (inception) through December 31, 2021. A representative of Withum is not expected to be present at the Annual Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the fiscal year ended December 31, 2022 and the period from April 13, 2021 (inception) through December 31, 2021 totaled approximately $80,000 and $29,500, respectively. The aggregate fees of Withum related to audit services in connection with our IPO totaled approximately $54,000. The above amounts include interim procedures and audit fees, as well as attendance at the Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal year ended December 31, 2022 and the period from April 13, 2021 (inception) through December 31, 2021, we did not pay Withum any audit-related fees.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Withum for tax services, planning or advice for the fiscal year ended December 31, 2022 and the period from April 13, 2021 (inception) through December 31, 2021.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay Withum for any other services for the fiscal year ended December 31, 2022 and the period from April 13, 2021 (inception) through December 31, 2021.

Our Audit Committee believes that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by the Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has pre-approved, and will pre-approve, all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of Withum requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. All holders of shares of the Common Stock are entitled to vote on this Proposal. Abstentions will have no effect on this Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of Withum by the Audit Committee as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

As of the Record Date, our directors and executive officers are as follows:

Name	Age	Position
Tarek Tabsh	38	Chief Executive Officer and Chairman
Steven Berg	59	Chief Financial Officer
John Anthony Quelch	72	Director
Emily Paxhia	43	Director
Francis Knuettel II	57	Director

The experience of our directors and executive officers is as follows:

Tarek K. Tabsh, our Chief Executive Officer and Chairman since inception, has over 15 years of legal, commercial cannabis experience. In 2021, Mr. Tabsh co-founded a cannabis focused real estate investment company, Triangle 9 Real Estate, Inc., and also co-founded and has served as a member of the board of directors of its parent holding company, Triangle 9 Inc. In 2017, Mr. Tabsh co-founded and guided the initial vision and strategy for Oxford Cannabinoid Technologies, a UK-based pharmaceutical company that develops therapies targeting the endocannabinoid system, in areas such as pain and cancer, in partnership with Oxford University. Mr. Tabsh was instrumental in raising an institutional round of investment from one of the largest tobacco companies in the world. Since 2017, Mr. Tabsh serves as a founding partner of GT Consulting, a firm based in the UK and United States that advises some of the most prominent companies in the world on how to understand the dynamic and complex cannabis industry, and how to approach forward-looking M&A strategy, in preparation for legislative reform. In 2016, Mr. Tabsh also co-founded Province Brands, a disruptive, premium beverage technology company in Ontario, Canada, and helped create the world’s first cannabis brewery, as well as a new brewing tradition with a patented technology designed to enable the world’s first beverage fermented from the cannabis/hemp plant rather than barley or grain. Mr. Tabsh worked to develop the recipes, methods, processes and intellectual property for development.

From 2016 to 2018, Mr. Tabsh founded the New Amsterdam Naturals dispensary and brand in Las Vegas, a brand that has won over 25 industry awards, including High Times’ World and U.S., and California Cannabis Cups. For all of Mr. Tabsh’s dispensary developments, he has a deep commitment to improving his community. For his efforts in revitalizing the downtown district, Mr. Tabsh was awarded a Nevada State Senate Certificate of Appreciation. His dispensary facility was also showcased in the European Union Parliament as a model for the responsible retail of medical marijuana. He developed his first medical cannabis dispensaries over ten years ago in Los Angeles and successfully collaborated with government and community stakeholders to lobby for the implementation of regulatory frameworks for cannabis commerce in Los Angeles. He has also advised licensed producers and distributors of cannabinoid medicines throughout the European Union.

Mr. Tabsh has also served on the ArcView Selection Committee from 2016 to 2017 and was responsible for evaluating and selecting the companies that meet the criteria necessary for pitching to the world’s largest network of cannabis investors; as an ArcView Shark, Mr. Tabsh was responsible for providing insightful feedback and suggestions to entrepreneurs pitching a business from the ArcView stage. For his decade of experience and commitment to founding innovative cannabis startups, Mr. Tabsh was named to the High Times’ list of the Top 100 Most Influential Figures in Cannabis in both 2018 and 2019. Mr. Tabsh completed his graduate education by crafting a multidisciplinary course framework at the Harvard Business School, the Harvard School of Engineering and Applied Sciences, and the Massachusetts Institute of Technology, Sloan School of Management with an emphasis on innovation-driven entrepreneurship. Mr. Tabsh is well-qualified to serve on the Board due to his extensive experience starting and growing new companies and identifying and evaluating promising businesses.

Steven Berg, our Chief Financial Officer since January 2022, is a business leader with over 30 years’ experience spanning investment banking to building prominent companies in the cannabis industry. He has leveraged his background in strategy, capital raising and finance to build some of the most successful brands in cannabis. Mr. Berg is passionate about creating sustainable value through innovative strategy, execution via best practices, and high ethical standards for the benefit of all enterprise stakeholders. From September 2021 until October 2022, Mr. Berg served as the Chief Financial Officer and Secretary and a member of the board of directors of Triangle 9 Real Estate, Inc. Mr. Berg’s key professional accomplishments have been achieved in executive roles at consumer products and financial companies. Mr. Berg most recently was CEO of NWT Holdings, LLC (dba Firefly Vapor), from June 2017 to December 2019, a leader in cannabis vaporization technology and consumer products. After taking the helm of the innovative startup company in 2017, Mr. Berg streamlined operations and managed new product development to position for growth. To scale the brand, he then successfully negotiated and executed the acquisition of Firefly by SLANG Worldwide as an integral component to SLANG’s IPO on the Canadian Stock Exchange. Prior to Firefly, Mr. Berg was the CFO of NWT Holdings, Inc. (dba O.penVAPE/Organa Brands, from December 2013 to June 2016), a Colorado pioneer in cannabis vaporization and oil extraction products. In addition to managing corporate finances and strategic initiatives, he drove brand expansion into multiple new state markets through recruitment of new operational partners and structuring license agreements. Prior to O.penVAPE, Mr. Berg was a founding partner of the ArcView Group’s ArcView Investor Network (May 2011 — November 2013), the cannabis industry’s first private investor network. ArcView has raised over $300 million in funding for startup entrepreneurs, venture and growth-stage companies. He conceived the network structure, engineered initial operations, and recruited charter investor members that built the foundation for ArcView’s success. Before entering the legal cannabis arena, Mr. Berg worked as an investment banker for major financial firms. He served as a Managing Director in the Capital Markets Group at Wells Fargo Bank in San Francisco, focusing on structured and derivatives transactions in corporate finance and developing multiple new funding and risk management products. He previously was with Union Bank of Switzerland and BNP Paribas in New York, where he worked in business combinations and acquisitions, as well as in derivatives trading and risk management functions in the capital markets. Mr. Berg holds an M.B.A. from New York University Stern School of Business, and an undergraduate degree in Finance and Accounting from San Francisco State University.

John Anthony Quelch, our director since February 2022, currently serves as Leonard M. Miller Professor at the University of Miami Herbert Business School. From February 2013 until June 2017, Mr. Quelch served as the Charles Edward Wilson Professor of Business Administration at Harvard Business School and Professor of Health Policy and Management at Harvard T.H. Chan School of Public Health. From February 2011 until January 2013, Mr. Quelch served as the dean of the China Europe International Business School. From July 1998 until June 2001, Mr. Quelch served as the Dean of the London Business School. Mr. Quelch has experience serving on the Board of Directors of various United States companies, including Aramark Corporation (NYSE: ARMK), a food service, facilities, and uniform service provider, Gentiva Health Services Inc. (NASDAQ: GTIV), a provider of home health care, hospice and related services in the United States, the Pepsi Bottling Group (now “PepsiCo, Inc.”) (NASDAQ: PEP), an American multinational food, snack and beverage corporation, and Reebok International Limited (NSYE: RBK), a British-American footwear and clothing company. Mr. Quelch has also served as a board member of three pre-IPO data analytics companies, Datalogix and Vitrue (both sold to Oracle) and Affinnova (sold to A.C. Nielsen). Mr. Quelch is currently a director of Amerant Bancorp Inc. Mr. Quelch also served as a director of Industrial Human Capital, Inc., from October 2021 to February 2022. In 2013, Professor Quelch retired from the board of WPP, a leading marketing services company, after 25 years of service (including seven years as chair of the audit committee). In the United Kingdom, he also served on the boards of Blue Circle Industries, easyJet and Pentland Group. Mr. Quelch is currently a member of the Council on Foreign Relations, a New York-based think tank, and the American Academy of Arts and Sciences, a learned society that conducts policy studies and public policy advocacy. Mr. Quelch served as the pro bono chairman of the Massachusetts Port Authority from February 2002 until January 2011. Mr. Quelch received a Bachelor’s degree and a Master’s degree from Exeter College at Oxford University, an MBA from the Wharton School at the University of Pennsylvania, and received both a Master of Science and a Doctorate of Business Administration degree from Harvard University. Mr. Quelch is well-qualified to serve on the Board due to his extensive experience in strategic marketing and leadership roles in higher education, and his numerous directorship positions, as well as his participation in multiple nonprofit organizations.

Emily Paxhia, our director since February 2022, has served as a co-founder and managing director of Poseidon Investment Management, LLC (“Poseidon”), a cannabis-focused hedge fund, since October 2013. During her time at Poseidon, Ms. Paxhia has worked with numerous cannabis companies in an advisory and investment capacity. Ms. Paxhia has served as a director of Athletes for CARE, a nonprofit organization that works with retired professional athletes to research and advocate on behalf of important health issues, since March 2018. Ms. Paxhia served as director and Chair of the Compensation & Governance Committee for Ascend Wellness Holdings (OTCQX: AAAWH) from September 2018 until November 2022. Ms. Paxhia also holds board seats with a number of private portfolio companies, including: Headset (February 2016 to present) and Flowhub (January 2015 to present) and served on the board of Respira Technologies (December 2017 to May 2022). Previously, Ms. Paxhia served on the Board of Directors of the Marijuana Policy Project, a nonprofit advocacy group that advocates on behalf of marijuana-related policy reform, from May 2016 to December 2016. Ms. Paxhia received a B.A. in Psychology from Skidmore College and received an M.A. in Psychology from New York University. Ms. Paxhia is well-qualified to serve on the Board due to her substantial experience with respect to public and private companies.

Francis Knuettel II, our director since February 2022, currently manages Camden Capital LLC (since April 2022) where he provides fractional and interim services for other companies as a Chief Executive Officer, Chief Financial Officer and Chief Strategy Officer, among other things, including as Chief Financial Officer of OceanTech Acquisition Corp. (Nasdaq: OTEC) since March 2023, Chief Financial Officer of Semper Paratus Acquisition Corp. (Nasdaq: LGST) since May 2023 and Chief Financial Officer of Chromocell Therapeutics Corp. since June 2022 and Interim Chief Executive Officer since July 2023. Previously, Mr. Knuettel served as the Chief Executive Officer and a director of Unrivaled Brands, Inc. (OTCQX:UNRV), a vertically integrated company focused on the cannabis sector with operations in California and Nevada, from December 2020 to April 2022. Mr. Knuettel was Director of Capital and Advisory at Viridian Capital Advisors from June 2020 to January 2021, following the sale but prior to the close of the acquisition of One Cannabis Group (“OCG”), by Item 9 Labs Corp. (OTCQX: INLB). Mr. Knuettel was the Chief Financial Officer of OCG from June 2019 to January 2021. Prior to joining OCG, Mr. Knuettel was Chief Financial Officer at MJardin, a Denver-based cannabis cultivation and dispensary management company, from August 2018 to June 2019 where he led the company’s IPO on the Canadian Securities Exchange. Following the IPO, Mr. Knuettel managed MJardin’s business combination with GrowForce, a Toronto-based cannabis cultivator, after which he moved over to the Chief Strategy Officer role (January 2019 to June 2019). In his role as Chief Strategy Officer, he managed the acquisition of several private companies before recommending and executing the consolidation of management and other operations to Toronto and the closure of the executive office in Denver. From April to August 2018, Mr. Knuettel served as Chief Financial Officer of Aqua Metals, Inc. (NASDAQ: AQMS), an advanced materials firm that developed technology in battery recycling. Prior to that, from April 2014 to April, 2018, Mr. Knuettel served as Chief Financial Officer at Marathon Patent Group, Inc. (NASDAQ: MARA), a patent enforcement and licensing company. Mr. Knuettel holds numerous board positions at both public and private companies, including180 Life Sciences, an early-stage therapeutic biotech company, since July 2021, and on the Board of Directors of ECOM Medical, Inc., a developer of endotracheal patient monitoring systems, since July 2019 (where he is the chair of the company’s audit committee). Mr. Knuettel also served on the board of Murphy Canyon Acquisition Corp. (Nasdaq: MURF), a special purpose acquisition company (February 2022 to September 2023). Mr. Knuettel previously served on the Board of Directors of Sanatio BioScience Corp., an early-stage anti-viral platform, from September 2020 to September 2022 (where he was the chair of the company’s audit committee). Mr. Knuettel graduated cum laude from Tufts University with a B.A. degree in Economics and from The Wharton School of Business at the University of Pennsylvania with an MBA in Finance and Entrepreneurial Management. Mr. Knuettel is well-qualified to serve on the Board due to his experience working with and advising public and private companies on financial management and controls, M&A, capital markets transactions and operating and financial restructurings, as well as his knowledge of the cannabis industry.

To the knowledge of Management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Corporate Governance

Number and Terms of Office of Officers and Directors

We currently have four directors. The Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to the Annual Meeting, our first annual meeting of stockholders) serving a two-year term. In accordance with Nasdaq corporate governance requirements, we were not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Francis Knuettel II and Emily Paxhia, will expire at the Annual Meeting. The term of office of the second class of directors, consisting of Tarek Tabsh and John Anthony Quelch, will expire at the second annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws (the “Bylaws”) provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Committees of the Board

The Board has three standing committees: the Audit Committee, a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”). Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee operates under a charter that has been approved by the Board and has the composition and responsibilities described below. The charter of each committee is available on our website www.relativityacquisitions.com.

Audit Committee

We have established an Audit Committee. Francis Knuettel II, John Anthony Quelch and Emily Paxhia serve as members of the Audit Committee, and Mr. Knuettel chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Each of Mr. Knuettel, Mr. Quelch and Ms. Paxhia meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the Audit Committee is “financially literate” as defined under Nasdaq’s listing standards. In addition, we must certify to Nasdaq that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Mr. Knuettel qualifies as an “audit committee financial expert” as defined in applicable SEC rules, and has accounting or related financial management expertise.

We have adopted and amended the Audit Committee charter, which details the principal functions of the Audit Committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction;

•        reviewing with Management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities;

•        to the extent that the Company’s securities continue to be listed on an exchange and subject to Rule 10D-1 under the Exchange Act, advising the Board and any other committees of the Board, with the assistance of Management, if the clawback provisions are triggered based upon a financial statement restatement or other financial statement change; and

•        implementing and overseeing the Company’s cybersecurity and information security policies, and periodically review the policies and managing potential cybersecurity incidents.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Withum, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with Withum the overall scope and plans of their audit. We met with Withum, with and without Management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed with Management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with Withum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Withum required by applicable requirements of the PCAOB regarding Withum communications with the Audit Committee regarding independence; and (iv) discussed with Withum their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Francis Knuettel II (Chair), John Anthony Quelch and Emily Paxhia

Compensation Committee

We have established a Compensation Committee. Emily Paxhia and John Anthony Quelch serve as members of the Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent. Ms. Paxhia and Mr. Quelch are independent, and Ms. Paxhia chairs the Compensation Committee.

We have adopted and amended the Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officers’ compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

•        assisting Management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement;

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors; and

•        (a) Reviewing and making recommendations to the Board with respect to revisions to the Company’s “clawback” policy that allows the Company to recoup incentive compensation received by colleagues, and (b) reviewing and making recommendations to the Board regarding “clawbacks” of incentive compensation and determining the extent, if any, to which incentive-based compensation of the relevant colleagues should be reduced or extinguished.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of the Sponsor of $10,000 per month for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, has been or will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

After our initial Business Combination, members of Management who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders, such as the SVES Proxy Statement. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial Business Combination, such as the SVES Business Combination, as it is up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

Nominating and Corporate Governance Committee

We have established a Nominating Committee. Francis Knuettel II and John Anthony Quelch serve as members of the Nominating Committee. Mr. Knuettel and Mr. Quelch are independent, and Mr. Knuettel chairs the Nominating Committee. We have adopted the Nominating Committee charter, which details the principal functions of the Nominating Committee, including recommending to the Board candidates for nomination for election at the annual meetings of the stockholders, such as the Annual Meeting. Prior to our initial Business Combination, the Board will also consider director candidates recommended for nomination by holders of our Founder Shares (as defined in the section entitled “Certain Relationships and Related Party Transactions”) during such times as they are seeking proposed nominees to stand for election at an annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our Nominating Committee will also consider director candidates recommended for nomination by our stockholders in accordance with the Nominating Committee charter and the Bylaws. Candidates will be reviewed in the context of the then current composition of the Board, the operating requirements of the Company and the long-term interests of our stockholders.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our stockholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2022, there were 7 regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting 4 times.

During the fiscal year ended December 31, 2022, there were 5 regularly scheduled or special meetings of the Audit Committee and the Audit Committee did not act by unanimous written consent in lieu of a meeting.

During the fiscal year ended December 31, 2022, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee did not act by unanimous written consent in lieu of a meeting.

During the fiscal year ended December 31, 2022, there were no regularly scheduled or special meetings of the Nominating Committee and the Nominating Committee did not act by unanimous written consent in lieu of a meeting.

We encourage all of our directors to attend our annual meetings of stockholders. The Annual Meeting will be the first annual meeting of stockholders of the Company.

Director Independence

Nasdaq listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that John Anthony Quelch, Emily Paxhia and Francis Knuettel II are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

Other than disclosed herein, none of our officers has received any cash compensation for services rendered to us. We pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, has been or will be paid by us to the Sponsor, officers and directors, or any affiliate of the Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our Audit Committee reviews on a quarterly basis all payments that were made to the Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial Business Combination will be made using funds held outside the Trust Account. Other than quarterly Audit Committee review of such payments, we have not had and do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial Business Combination.

After the completion of our initial Business Combination, directors or members of Management who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial Business Combination, such as the SVES Registration Statement. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of Management. It is unlikely the amount of such compensation will be known at the time of the proposed initial Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Board.

We do not intend to take any action to ensure that members of Management maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence Management’s motivation in identifying or selecting a target business, but we do not believe that the ability of Management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On May 28, 2021, the Sponsor purchased 3,750,000 shares of the Company’s Class B Common Stock for an aggregate purchase price of $25,000 (the “Founder Shares”). On December 14, 2021, the Sponsor returned to us, at no cost, an aggregate of 511,250 Founder Shares, which we cancelled, resulting in an aggregate of 3,238,750 Founder Shares outstanding and held by the Sponsor. On December 14, 2021, we issued 355,000 Founder Shares to A.G.P./Alliance Global Partners, representative of the underwriter in the IPO (“A.G.P.”). On January 12, 2022, the Sponsor transferred 176,094 Founder Shares to George Syllantavos, and 28,750 Founder Shares to Anastasios Chrysostomidis. The total number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of the IPO (not including the Private Placement Shares). The Founder Shares (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

The Sponsor purchased 653,750 Private Placement Units at a price of $10.00 per unit, for an aggregate purchase price of $6,537,500. The Private Placement Units are identical to the Units sold in the IPO except that (a) the Private Placement Units and their component securities will not be transferable, assignable or salable until 30 days after the consummation of our initial Business Combination except to permitted transferees, (b) the shares of Class A Common Stock included in the Private Placement Units and underlying the Private Placement Warrants will be entitled to registration rights and (c) the Private Placement Warrants are entitled to registration rights.

On February 27, 2023, we issued an aggregate of 3,593,749 shares of Class A Common Stock to the Sponsor, A.G.P., George Syllantavos and Anastasios Chrysostomidis, the holders of the Founder Shares, upon the conversion of an equal number of shares of Class B Common Stock (the “Founder Share Conversion”). These shares of Class A Common Stock are subject to the same restrictions as applied to the Class B Common Stock before the conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the IPO Prospectus. Following the Founder Share Conversion, the Sponsor was the beneficial owner of 3,033,905 shares of Class A Common Stock and one share of Class B Common Stock. The Sponsor then transferred 533,525 shares of Class A Common Stock to certain members of the Sponsor. Subsequent to those transfers, the Sponsor holds 2,500,380 shares of Class A Common Stock and one share of Class B Common Stock, as well as 653,750 shares of Class A Common Stock that are part of Private Placement Units, which units were acquired by the Sponsor in the Private Placement.

If any of our officers or directors becomes aware of an initial Business Combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such Business Combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees. For the year ended December 31, 2022, the Company incurred and paid $105,000 of administrative service fees. For the period from April 13, 2021 (inception) through December 31, 2021, no administrative service fees were incurred.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, has been or will be paid by us to the Sponsor, officers and directors, or any affiliate of the Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate the consummation of an initial Business Combination (regardless of the type of transaction that it is). However, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our Audit Committee reviews on a quarterly basis all payments that were made to the Sponsor, officers, directors or our or their affiliates and determines which expenses and the amount of expenses that are reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the closing of the IPO, the Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of the IPO under a promissory note (the “IPO Promissory Note”). This loan was non-interest bearing, unsecured and was due at the earlier of March 31, 2022 or the closing of the IPO. The outstanding balance under the IPO Promissory Note of $208,563 was paid in full and as a result, the credit facility is no longer available.

On August 10, 2023, we issued a promissory note (the “SVES Promissory Note”) to SVES LLC under which SVES LLC agreed to extend us $300,000 for working capital purposes. The SVES Promissory Note is non-interest bearing and payable on the Closing. In the event the SVES Business Combination is not consummated, the SVES Promissory Note shall be null and void and we shall not have any obligation to the payee. As of November 19, 2023, SVES LLC funded approximately $16,000 under the SVES Promissory Note.

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (the “Working Capital Loans”). If we complete an initial Business Combination, we would repay such loaned amounts. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such Working Capital Loans may be convertible into Private Placement-equivalent units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 units if $1,500,000 of notes were so converted), at the option of the lender. Such units would be identical to the Private Placement Units. The terms of such Working Capital Loans (or extension loans) by the Sponsor or its affiliates, or our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. At December 31, 2022 and 2021, no such Working Capital Loans were outstanding.

After our initial Business Combination, members of Management who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders, such as the SVES Registration Statement. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the Private Placement Units and the shares of Class A Common Stock and warrants included therein, as well as the shares of Class A Common Stock issuable upon exercise or conversion or exercise of the foregoing warrants, and upon conversion of the Founder Shares.

Policy for Approval of Related Party Transactions

Our Code of Conduct and Ethics (the “Code of Ethics”) requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will exceed $120,000, (2) we was or will be a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of Common Stock, (c) immediate family member, of the persons referred to in clauses (a) and (b), or (d) entity in which any of the persons referred to in clauses (a), (b) and (c) is employed or is a partner or principal or in which that person has a 10% or greater beneficial ownership interest, has or will have a direct or indirect material interest. A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related- party transactions to the extent we enter into such transactions. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of the Sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that a Business Combination is fair to our unaffiliated stockholders from a financial point of view. We will also need to obtain approval of a majority of our disinterested, independent directors.

Our Audit Committee has not identified any related party transactions since January 1, 2022 where the Code of Ethics was not reviewed, approved or ratified, or where the Code of Ethics was not followed.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Common Stock by:

•        each person known by us to be the beneficial owner of 5% or more of our outstanding shares of Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 4,400,795 shares of the Common Stock, consisting of (i) 4,400,794 shares of Class A Common Stock and (ii) one share of Class B Common Stock, issued and outstanding as of the Record Date. On all matters to be voted upon, holders of the shares of Class A Common Stock and shares of Class B Common Stock vote together as a single class. Currently, the one outstanding share of Class B Common Stock is convertible into Class A Common Stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Relativity Acquisition Sponsor LLC(2)	3,154,130	71.7%	1	100%	71.7%
Tarek Tabsh(2)	3,154,130	71.7%	1	100%	71.7%
The AGP Parties(3)	355,000	8.07%	—	—	8.07%
Steven Berg(4)	—	—	—	—	—
John Anthony Quelch(4)	—	—	—	—	—
Emily Paxhia(4)	—	—	—	—	—
Francis Knuettel II(4)	—	—	—	—	—
All executive officers and directors as a group (five individuals)	3,154,130	71.7%	1	100%	71.7%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Relativity Acquisition Corp., c/o 3753 Howard Hughes Pkwy, Suite 200, Las Vegas, NV 89169.

(2)      Represents shares held by the Sponsor including (a) 2,500,380 shares of Class A Common Stock, converted from Class B Common Stock on a one-for-one basis, on February 27, 2023 in the Founder Share Conversion, (b) one share of Class B Common Stock and (c) 653,750 shares of Class A Common Stock that are part of the Private Placement Units. Tarek Tabsh, our Chief Executive Officer, is the sole manager of the Sponsor and as such, may be deemed to have beneficial ownership of the Common Stock held directly by the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      Based on a Schedule 13A filed with the SEC on March 31, 2023 by (i) A.G.P./Alliance Global Partners, LLC (“AGP”), (ii) Alliance Global Holdings, Inc., (“AGP Holdings”), (iii) David Bocchi Family Trust (the “Bocchi Trust”), (iv) David A. Bocchi (“Mr. Bocchi”), (v) Raffaele Gambardella (“Mr. Gambardella”) and (vi) Phillip W. Michals (“Mr. Michaels”, collectively, with AGP, AGP Holdings, the Bocchi Trust, Mr. Bocchi and Mr. Gambardella, the “AGP Parties”). AGP directly beneficially owns 355,000 shares of Class A Common Stock, which were issued by the Company on February 27, 2023, upon conversion of an equal number of shares of Class B Common Stock in the Founder Share Conversion. As the holding company of AGP, AGP Holdings may beneficially own such shares of Class A Common Stock. Based on their ownership of AGP Holdings., the Bocchi Trust, Mr. Bocchi, Mr. Gambardella and Mr. Michals may beneficially own such shares of Class A Common Stock . The principal business address for each of the AGP Parties is
88 Post Road West, 2nd Floor, Westport, Connecticut 06880.

(4)      Does not include any shares of the Common Stock held by the Sponsor. This individual is a member of the Sponsor but does not have voting or dispositive control over the shares held by the Sponsor.

Changes in Control

None. For more information on the SVES Business Combination, please see the section entitled “Background.”

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the fiscal year ended December 31, 2023 (the “2024 Annual Meeting”) will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2024 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act our Bylaws. Such proposals must be received at our offices at c/o 3753 Howard Hughes Pkwy, Suite 200, Las Vegas, NV 89169 no later than August 9, 2024.

In addition, our Bylaws provide notice procedures for our stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2024 Annual Meeting, assuming the meeting is held on or about December 22, 2024, notice of a nomination or proposal must be delivered to us no later than August 24, 2023 and no earlier than September 23, 2024. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 23, 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at (888) 710-4420or c/o 3753 Howard Hughes Pkwy, Suite 200, Las Vegas, NV 89169 to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Annual Meeting, you may obtain these documents by requesting them from us at:

Relativity Acquisition Corp.
c/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, Nevada 89169
Email: info@relativityacquisitions.com

If you are a stockholder of the Company and would like to request documents, please do so by December 15, 2023, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

PROXY CARD

RELATIVITY ACQUISITION CORPORATION
C/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, Nevada 89169

THE ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 22, 2023
YOUR VOTE IS IMPORTANT
FOLD AND DETATCH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 22, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated December 7, 2023, (the “Proxy Statement”) in connection with the annual meeting of stockholders of Relativity Acquisition Corporation (the “Company”) and at any adjournments thereof (the “Annual Meeting”) to be held at 1:00 p.m., Eastern time on December 22, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105 for the sole purpose of considering and voting upon the following proposals (the “Proposals”), and hereby appoints Tarek Tabsh and Steven Berg, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL ONE AND “FOR” PROPOSAL TWO.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 22, 2023:

The notice of the annual meeting, the Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/relativityacquisition/2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL ONE AND “FOR” PROPOSAL TWO.	Please mark ☒ votes as indicated in this example
Proposal One — Director Election Proposal	FOR	AGAINST	ABSTAIN	WITHHOLD

To re-elect the following nominee as the Class I directors of the Company’s board of directors to serve until the annual meeting of stockholders of the Company to be held in 2025 or until a successor is appointed and qualified:

Emily Paxhia	☐	☐	☐	☐
Francis Kneuttel II	☐	☐	☐	☐
Proposal Two — Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN
Ratification of the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting	☐	☐	☐

firm for the year ending December 31, 2023.

Date: , 2023
Signature
Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES IN PROPOSAL ONE AND “FOR” PROPOSAL TWO. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.